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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                  MARCH 5, 2001
                                ----------------
                                (DATE OF REPORT)



                                 UGI CORPORATION
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         PENNSYLVANIA                    1-11071                 23-2668356
----------------------------     ------------------------    -------------------
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
      OF INCORPORATION)                                      IDENTIFICATION NO.)


                                460 N. GULPH ROAD
                       KING OF PRUSSIA, PENNSYLVANIA 19406
               ---------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



                                 (610) 337-1000
              ----------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



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ITEM 5.  OTHER EVENTS

         On Tuesday, March 5, 2001, UGI Corporation issued a news release announcing that it had agreed to acquire a 20% interest in Elf Antargaz, the French propane distribution business of Total Fina Elf, SA. UGI joins a consortium consisting of Paribas Affaires Industrielles (PAI), a leading Private Equity Fund Manager affiliated with BNP Paribas SA, which will own approximately 70% of Elf Antargaz and Medit Mediterranea GPL, a privately-held company engaged in the propane business in Italy, which will own the remaining 10%. The consortium anticipates a closing in late March. UGI expects its investment to be approximately $30 million.

         The news release is included as an exhibit to this report and is incorporated here by reference.

ITEM 7   FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

         (99) News release by UGI Corporation dated March 5, 2001



                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

                                         UGI CORPORATION
                                         (REGISTRANT)



                                         By: /s/ Brendan P. Bovaird
                                            -----------------------------------
                                             Brendan P. Bovaird
                                             Vice President and General Counsel

Date:  March 6, 2001




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                                  EXHIBIT INDEX


99.   Text of press release issued by UGI Corporation on March 5, 2001.